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                                                                   EXHIBIT 23.1

                           INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Dames & Moore Group:

We consent to the use of our report incorporated herein by reference.

                                        /s/ KPMG PEAT MARWICK LLP


Los Angeles, California
August 14, 1998